Interpublic Group February 8, 2024 FOURTH QUARTER & FULL YEAR 2023 EARNINGS CONFERENCE CALL

2Interpublic Group of Companies, Inc. Overview — Fourth Quarter & Full Year 2023 Organic Change of Net Revenue, adjusted EBITA before Restructuring Charges and adjusted diluted EPS are non-GAAP measures. Management believes these metrics provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. See our non-GAAP reconciliations of Organic Change of Net Revenue on pages 19-20 and adjusted results on pages 21-22, 26-27. • Fourth quarter total revenue including billable expenses was $3.0 billion ◦ Organic growth of revenue before billable expenses (“net revenue”) was +1.7% ◦ US organic growth was +0.1% ◦ International organic growth was +4.3% • Fourth quarter net income as reported was $463.2 million, with adjusted EBITA before restructuring charges of $628.5 million and 24.3% margin on revenue before billable expense • Fourth quarter diluted EPS was $1.21 as reported and adjusted diluted EPS was $1.18 • FY-23 total revenue including billable expenses was $10.9 billion ◦ Organic change of revenue before billable expenses (“net revenue”) was -0.1% ◦ US organic change was -1.1% ◦ International organic growth was +1.8% • FY-23 net income as reported was $1,098.4 million, with adjusted EBITA before restructuring charges of $1,566.7 million and 16.7% margin on revenue before billable expenses • FY-23 diluted EPS was $2.85 as reported and adjusted diluted EPS was $2.99, which includes a benefit of $0.17 per diluted share in our second quarter related to the settlement of prior period US Federal Income Tax Audits • Full-year share repurchases of 10.4 million shares returning $350.2 million to shareholders • Increased quarterly dividend 6% and authorized additional $320 million for share repurchase program

3Interpublic Group of Companies, Inc. Three Months Ended December 31, 2023 2022 Revenue Before Billable Expenses $ 2,586.2 $ 2,550.5 Billable Expenses 437.1 435.4 Total Revenue 3,023.3 2,985.9 Salaries and Related Expenses 1,536.9 1,556.9 Office and Other Direct Expenses 352.9 345.3 Billable Expenses 437.1 435.4 Cost of Services 2,326.9 2,337.6 Selling, General and Administrative Expenses 23.5 29.9 Depreciation and Amortization 65.3 72.1 Restructuring Charges 0.8 101.7 Total Operating Expense 2,416.5 2,541.3 Operating Income 606.8 444.6 Interest Expense, Net (17.9) (24.0) Other Income (Expense), Net 35.0 (7.8) Income Before Income Taxes 623.9 412.8 Provision for Income Taxes 155.3 109.2 Equity in Net Income of Unconsolidated Affiliates 3.0 2.3 Net Income 471.6 305.9 Net Income Attributable to Noncontrolling Interests (8.4) (8.7) Net Income Available to IPG Common Stockholders $ 463.2 $ 297.2 Earnings per Share Available to IPG Common Stockholders - Basic $ 1.21 $ 0.77 Earnings per Share Available to IPG Common Stockholders - Diluted $ 1.21 $ 0.76 Weighted-Average Number of Common Shares Outstanding - Basic 381.4 387.9 Weighted-Average Number of Common Shares Outstanding - Diluted 383.4 392.1 Dividends Declared per Common Share $ 0.310 $ 0.290 ($ in Millions, except per share amounts) Operating Performance

Revenue Before Billable Expenses [1]

	Three Months Ended $	Three Months Ended % Change	Twelve Months Ended $	Twelve Months Ended % Change
December 31, 2022	**$ 2,550.5**		**$ 9,449.4**	
Foreign currency	13.8	0.5%	(46.9)	(0.5%)
Net acquisitions/(divestitures)	(20.7)	(0.8%)	9.0	0.1%
Organic	42.6	1.7%	(10.9)	(0.1%)
Total change	**35.7**	**1.4%**	**(48.8)**	**(0.5%)**
December 31, 2023	**$ 2,586.2**		**$ 9,400.6**	

	Three Months Ended December 31,				Twelve Months Ended December 31,			
			Change				Change	
	2023	2022 [2]	Organic	Total	2023	2022 [2]	Organic	Total
Media, Data & Engagement Solutions	$ 1,255.8	$ 1,233.7	1.1%	1.8%	$ 4,326.5	$ 4,296.9	(0.1%)	0.7%
IPG Mediabrands and Acxiom, and our digital and commerce specialist agencies, which include MRM, R/GA, and Huge								
Integrated Advertising & Creativity Led Solutions	$ 960.6	$ 960.5	2.0%	0.0%	$ 3,633.2	$ 3,766.3	(1.7%)	(3.5%)
McCann Worldgroup, IPG Health, MullenLowe Group, Foote, Cone & Belding ("FCB"), and our domestic integrated agencies								
Specialized Communications & Experiential Solutions	$ 369.8	$ 356.3	2.9%	3.8%	$ 1,440.9	$ 1,386.2	4.1%	3.9%
Weber Shandwick, Golin, our sports, entertainment and experiential agencies, and IPG DXTRA Health								

(1) "Net Revenue".
(2) Results for the three and twelve months ended December 31, 2022 have been recast to reflect the transfer of certain agencies between reportable segments.
See reconciliation of Organic Change of Net Revenue on pages 19-20.
($ in Millions)

Interpublic Group of Companies, Inc. — 4 IPG

5Interpublic Group of Companies, Inc. Organic Change of Net Revenue by Region “All Other Markets” includes Canada, Africa and the Middle East. Circle proportions represent consolidated Net Revenue distribution. See reconciliation of Organic Change of Net Revenue, including total Net Revenue change, on page 19. Three Months Ended December 31, 2023 +0.1% United States +0.4% United Kingdom +11.7% Continental Europe +15.0% Latin America -1.5% Asia Pacific +4.3% International +1.7% Worldwide -1.4% All Other Markets

6Interpublic Group of Companies, Inc. Operating Expenses % of Revenue Before Billable Expenses (1) Excludes amortization of acquired intangibles. Three Months Ended December 31 (1)

Adjusted Diluted Earnings Per Share

	Three Months Ended December 31, 2023				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [1]	Net Gain on Business Dispositions [2]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [3]	$ 606.8	$ (20.9)	$ (0.8)		$ 628.5
Total (Expenses) and Other Income [4]	17.1			$ 36.8	(19.7)
Income Before Income Taxes	623.9	(20.9)	(0.8)	36.8	608.8
Provision for Income Taxes	155.3	4.2	0.2	(7.4)	152.3
Effective Tax Rate	24.9 %				25.0 %
Equity in Net Income of Unconsolidated Affiliates	3.0				3.0
Net Income Attributable to Noncontrolling Interests	(8.4)				(8.4)
DILUTED EPS COMPONENTS:					
Net Income Available to IPG Common Stockholders	$ 463.2	$ (16.7)	$ (0.6)	$ 29.4	$ 451.1
Weighted-Average Number of Common Shares Outstanding	383.4				383.4
Earnings per Share Available to IPG Common Stockholders [5]	$ 1.21	$ (0.04)	$ (0.00)	$ 0.08	$ 1.18

[1] Restructuring Charges of $0.8 in the fourth quarter of 2023 represent adjustments to our restructuring actions taken in Q4 2022, as well as adjustments to the actions taken in 2020.
[2] Primarily relates to a net gain as a result of a completed disposition and the classification of certain assets as held for sale.
[3] Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on slide 23.
[4] Consists of non-operating expenses including interest expense, net and other income (expense), net.
[5] Earnings per share amounts calculated on an unrounded basis.
See full non-GAAP reconciliation of adjusted diluted earnings per share on page 21.
($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 7

Adjusted Diluted Earnings Per Share

	Twelve Months Ended December 31, 2023				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [1]	Net Gain on Business Dispositions [2]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [3]	**$ 1,482.6**	**$ (84.0)**	**$ (0.1)**		**$ 1,566.7**
Total (Expenses) and Other Income [4]	(74.6)			$ 16.4	(91.0)
Income Before Income Taxes	**1,408.0**	**(84.0)**	**(0.1)**	**16.4**	**1,475.7**
Provision for Income Taxes	291.2	16.9	(0.1)	(3.4)	304.6
Effective Tax Rate	20.7 %				20.6 %
Equity in Net Income of Unconsolidated Affiliates	1.3				1.3
Net Income Attributable to Noncontrolling Interests	(19.7)				(19.7)
DILUTED EPS COMPONENTS:					
Net Income Available to IPG Common Stockholders	**$ 1,098.4**	**$ (67.1)**	**$ (0.2)**	**$ 13.0**	**$ 1,152.7**
Weighted-Average Number of Common Shares Outstanding	385.9				385.9
Earnings per Share Available to IPG Common Stockholders [5] [6]	**$ 2.85**	**$ (0.17)**	**$ (0.00)**	**$ 0.03**	**$ 2.99**

[1] Restructuring Charges of $0.1 in FY 2023 represent adjustments to our restructuring actions taken in Q4 2022, as well as adjustments to the actions taken in 2020.
[2] Primarily relates to a net gain as a result of a completed disposition and the classification of certain assets as held for sale, as well as a loss related to the sale of an equity investment.
[3] Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on slide 23.
[4] Consists of non-operating expenses including interest expense, net and other income (expense), net.
[5] Earnings per share amounts calculated on an unrounded basis.
[6] Basic and diluted earnings per share, both As Reported and Adjusted Results (Non-GAAP), include a positive impact of $0.17 related to the settlement of U.S. Federal Income Tax Audits for the years 2017-2018. See full non-GAAP reconciliation of adjusted diluted earnings per share on page 22.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 8 IPG

9Interpublic Group of Companies, Inc. Twelve Months Ended December 31, 2023 2022 Net income $ 1,118.1 $ 956.1 OPERATING ACTIVITIES: Depreciation & amortization 313.0 327.0 Other non-cash items 34.0 4.5 Deferred taxes 5.1 (27.0) Non-cash restructuring charges (0.9) 101.8 Net (gains) losses on sales of businesses (17.9) 11.3 Change in working capital, net (676.1) (672.3) Change in other non-current assets & liabilities (220.6) (59.3) Net cash provided by operating activities 554.7 642.1 INVESTING ACTIVITIES: Capital expenditures (179.3) (178.1) Purchase of short-term marketable securities (97.6) (0.2) Acquisitions, net of cash acquired (6.3) (232.2) Deconsolidation of a subsidiary — (20.4) Net proceeds from investments 35.1 2.6 Proceeds from sale of businesses, net of cash sold 58.7 (22.4) Maturity of short-term marketable securities 100.7 — Other investing activities 3.3 20.6 Net cash used in investing activities (85.4) (430.1) FINANCING ACTIVITIES: Common stock dividends (479.1) (457.3) Repurchases of common stock (350.2) (320.1) Tax payments for employee shares withheld (58.9) (40.3) Distributions to noncontrolling interests (17.7) (12.3) Acquisition-related payments (12.9) (9.3) Net decrease in short-term borrowings (8.2) (29.4) Repayments of long-term debt (0.5) (0.7) Settlement of senior note — (29.9) Proceeds from long-term debt 296.3 — Other financing activities (3.1) (0.1) Net cash used in financing activities (634.3) (899.4) Currency effect 7.0 (31.7) Net decrease in cash, cash equivalents and restricted cash $ (158.0) $ (719.1) ($ in Millions) Cash Flow

10Interpublic Group of Companies, Inc. December 31, 2023 December 31, 2022 CURRENT ASSETS: Cash and cash equivalents $ 2,386.1 $ 2,545.3 Accounts receivable, net 5,768.8 5,316.0 Accounts receivable, billable to clients 2,229.2 2,023.0 Prepaid expenses 415.8 351.3 Assets held for sale 21.9 5.9 Other current assets 128.6 83.7 Total current assets $ 10,950.4 $ 10,325.2 CURRENT LIABILITIES: Accounts payable $ 8,355.0 $ 8,235.3 Accrued liabilities 705.8 787.1 Contract liabilities 684.7 680.0 Short-term borrowings 34.2 44.3 Current portion of long-term debt 250.1 0.6 Current portion of operating leases 252.6 235.9 Liabilities held for sale 48.5 — Total current liabilities $ 10,330.9 $ 9,983.2 ($ in Millions) Balance Sheet — Current Portion

11Interpublic Group of Companies, Inc. 4.65% 5.40%4.20% Total Debt = $3.2 billion ($ in Millions) Debt Maturity Schedule 4.75% 2.40% 3.375% ... ... Short-Term Debt Senior NotesSenior Notes - Current (1) Senior Notes due on April 15, 2024. (1) 5.375% ... $250

12Interpublic Group of Companies, Inc. Summary • Focus on driving growth and building on our strong long-term track record ◦ Dynamic media offering, leading healthcare capabilities, and exceptional talent across a full range of marketing services ◦ Scaled data management and proprietary identity resolution products ◦ Seamless delivery of integrated "open architecture" client solutions • Furthering investment in emerging opportunities o High-growth media channels and digital commerce o Development of new media buying models o Personalized, data-infused creativity o Increasingly incorporating Gen AI across the enterprise • Effective and proven expense management remains an ongoing priority, as does continued streamlining of operations and processes • Financial strength is a continued source of value creation

13Interpublic Group of Companies, Inc. Appendix

14Interpublic Group of Companies, Inc. Twelve Months Ended December 31, 2023 2022 Revenue Before Billable Expenses $ 9,400.6 $ 9,449.4 Billable Expenses 1,488.7 1,478.4 Total Revenue 10,889.3 10,927.8 Salaries and Related Expenses 6,243.9 6,258.3 Office and Other Direct Expenses 1,342.5 1,346.4 Billable Expenses 1,488.7 1,478.4 Cost of Services 9,075.1 9,083.1 Selling, General and Administrative Expenses 67.2 87.1 Depreciation and Amortization 264.3 274.0 Restructuring Charges 0.1 102.4 Total Operating Expense 9,406.7 9,546.6 Operating Income 1,482.6 1,381.2 Interest Expense, Net (84.8) (111.3) Other Income (Expense), Net 10.2 (1.0) Income Before Income Taxes 1,408.0 1,268.9 Provision for Income Taxes (1) 291.2 318.4 Equity in Net Income of Unconsolidated Affiliates 1.3 5.6 Net Income 1,118.1 956.1 Net Income Attributable to Noncontrolling Interests (19.7) (18.1) Net Income Available to IPG Common Stockholders $ 1,098.4 $ 938.0 Earnings per Share Available to IPG Common Stockholders - Basic $ 2.86 $ 2.40 Earnings per Share Available to IPG Common Stockholders - Diluted $ 2.85 $ 2.37 Weighted-Average Number of Common Shares Outstanding - Basic 384.1 391.5 Weighted-Average Number of Common Shares Outstanding - Diluted 385.9 395.1 Dividends Declared per Common Share $ 1.240 $ 1.160 ($ in Millions, except per share amounts) Operating Performance (1) The provision for income taxes for the twelve months ended December 31, 2023 includes a benefit of $64.2 related to the settlement of U.S. Federal Income Tax Audits for the years 2017-2018, which is primarily non cash.

15Interpublic Group of Companies, Inc. Organic Change of Net Revenue by Region Twelve Months Ended December 31, 2023 -1.1% United States +1.8% United Kingdom +2.2% Continental Europe +8.2% Latin America -2.7% Asia Pacific +1.8% International -0.1% Worldwide +2.4% All Other Markets “All Other Markets” includes Canada, Africa and the Middle East. Circle proportions represent consolidated Net Revenue distribution. See reconciliation of Organic Change of Net Revenue, including total Net Revenue change, on page 20.

16Interpublic Group of Companies, Inc. Operating Expenses % of Revenue Before Billable Expenses Twelve Months Ended December 31 (1) Excludes amortization of acquired intangibles. (1)

17Interpublic Group of Companies, Inc. Three Months Ended December 31, 2023 2022 Net income $ 471.6 $ 305.9 OPERATING ACTIVITIES: Depreciation & amortization 76.3 84.9 Deferred taxes 10.6 (53.0) Other non-cash items 9.5 9.7 Non-cash restructuring charges 0.8 101.3 Net (gains) losses on sales of businesses (36.8) 7.3 Change in working capital, net 423.0 851.3 Change in other non-current assets & liabilities (60.2) (6.5) Net cash provided by operating activities 894.8 1,300.9 INVESTING ACTIVITIES: Maturity of short-term marketable securities 100.7 — Proceeds from sale of businesses, net of cash sold 57.3 (18.3) Net proceeds from investments 13.4 — Acquisitions, net of cash acquired — (232.2) Purchase of short-term marketable securities — (0.2) Capital expenditures (52.2) (59.6) Other investing activities (0.3) 6.4 Net cash provided by (used in) investing activities 118.9 (303.9) FINANCING ACTIVITIES: Repurchases of common stock (131.2) (98.5) Common stock dividends (117.9) (112.2) Distributions to noncontrolling interests (4.0) (2.7) Tax payments for employee shares withheld (0.5) (0.4) Repayments of long-term debt (0.3) (0.3) Acquisition-related payments (0.1) (0.9) Settlement of senior note — (29.9) Net increase (decrease) in short-term borrowings 9.8 (1.6) Other financing activities (0.1) — Net cash used in financing activities (244.3) (246.5) Currency effect 42.0 27.5 Net increase in cash, cash equivalents and restricted cash $ 811.4 $ 778.0 ($ in Millions) Cash Flow

18Interpublic Group of Companies, Inc. 2023 Q1 Q2 Q3 Q4 FY 2023 Depreciation and amortization (1) $ 45.6 $ 45.3 $ 45.0 $ 44.4 $ 180.3 Amortization of acquired intangibles 20.9 21.2 21.0 20.9 84.0 Amortization of restricted stock and other non-cash compensation 11.1 12.8 12.1 10.7 46.7 Net amortization of bond discounts and deferred financing costs 0.7 0.7 0.3 0.3 2.0 2022 Q1 Q2 Q3 Q4 FY 2022 Depreciation and amortization (1) $ 46.5 $ 46.0 $ 46.8 $ 50.0 $ 189.3 Amortization of acquired intangibles 21.3 21.1 20.2 22.1 84.7 Amortization of restricted stock and other non-cash compensation 12.5 12.8 12.7 12.0 50.0 Net amortization of bond discounts and deferred financing costs 0.7 0.7 0.8 0.8 3.0 ($ in Millions) (1) Excludes amortization of acquired intangibles. Depreciation and Amortization

Reconciliation of Organic Change of Net Revenue

		Three Months Ended December 31, 2022	Components of Change: Foreign Currency	Components of Change: Net Acquisitions/ (Divestitures)	Components of Change: Organic	Three Months Ended December 31, 2023	Change: Organic	Change: Total
SEGMENT:	Media, Data & Engagement Solutions [1] [2]	$ 1,233.7	$ 8.8	$ 0.0	$ 13.3	$ 1,255.8	1.1%	1.8%
	Integrated Advertising & Creativity Led Solutions [1] [3]	960.5	1.4	(20.1)	18.8	960.6	2.0%	0.0%
	Specialized Communications & Experiential Solutions [1] [4]	356.3	3.6	(0.6)	10.5	369.8	2.9%	3.8%
	Total	**$ 2,550.5**	**$ 13.8**	**$ (20.7)**	**$ 42.6**	**$ 2,586.2**	**1.7%**	**1.4%**
GEOGRAPHIC:	**United States**	**$ 1,609.7**	**$ 0.0**	**$ (21.9)**	**$ 2.1**	**$ 1,589.9**	**0.1%**	**(1.2%)**
	International	**940.8**	**13.8**	**1.2**	**40.5**	**996.3**	**4.3%**	**5.9%**
	United Kingdom	198.5	11.8	0.0	0.8	211.1	0.4%	6.3%
	Continental Europe	225.4	9.4	0.0	26.4	261.2	11.7%	15.9%
	Asia Pacific	223.2	(3.0)	1.1	(3.3)	218.0	(1.5%)	(2.3%)
	Latin America	126.6	1.2	0.0	19.0	146.8	15.0%	16.0%
	All Other Markets	167.1	(5.6)	0.1	(2.4)	159.2	(1.4%)	(4.7%)
	Worldwide	**$ 2,550.5**	**$ 13.8**	**$ (20.7)**	**$ 42.6**	**$ 2,586.2**	**1.7%**	**1.4%**

[1] Results for three months ended December 31, 2022 have been recast to reflect the transfer of certain agencies between reportable segments.
[2] Comprised of IPG Mediabrands and Acxiom, and our digital and commerce specialist agencies, which include MRM, R/GA, and Huge.
[3] Comprised of McCann Worldgroup, IPG Health, MullenLowe Group, Foote, Cone & Belding ("FCB"), and our domestic integrated agencies.
[4] Comprised of Weber Shandwick, Golin, our sports, entertainment and experiential agencies, and IPG DXTRA Health.
($ in Millions)

Interpublic Group of Companies, Inc. — 19 IPG

Reconciliation of Organic Change of Net Revenue

		Twelve Months Ended December 31, 2022	Components of Change: Foreign Currency	Components of Change: Net Acquisitions/ (Divestitures)	Components of Change: Organic	Twelve Months Ended December 31, 2023	Change: Organic	Change: Total
SEGMENT:	Media, Data & Engagement Solutions [1] [2]	$ 4,296.9	$ (19.9)	$ 54.0	$ (4.5)	$ 4,326.5	(0.1%)	0.7%
	Integrated Advertising & Creativity Led Solutions [1] [3]	3,766.3	(25.1)	(44.4)	(63.6)	3,633.2	(1.7%)	(3.5%)
	Specialized Communications & Experiential Solutions [1] [4]	1,386.2	(1.9)	(0.6)	57.2	1,440.9	4.1%	3.9%
	Total	**$ 9,449.4**	**$ (46.9)**	**$ 9.0**	**$ (10.9)**	**$ 9,400.6**	**(0.1%)**	**(0.5%)**
GEOGRAPHIC:	**United States**	**$ 6,157.7**	**$ 0.0**	**$ 13.2**	**$ (68.7)**	**$ 6,102.2**	**(1.1%)**	**(0.9%)**
	International	**3,291.7**	**(46.9)**	**(4.2)**	**57.8**	**3,298.4**	**1.8%**	**0.2%**
	United Kingdom	742.2	4.0	0.0	13.0	759.2	1.8%	2.3%
	Continental Europe	764.6	14.1	0.0	17.0	795.7	2.2%	4.1%
	Asia Pacific	772.7	(27.0)	5.3	(21.2)	729.8	(2.7%)	(5.6%)
	Latin America	423.6	(8.4)	(1.4)	34.9	448.7	8.2%	5.9%
	All Other Markets	588.6	(29.6)	(8.1)	14.1	565.0	2.4%	(4.0%)
	Worldwide	**$ 9,449.4**	**$ (46.9)**	**$ 9.0**	**$ (10.9)**	**$ 9,400.6**	**(0.1%)**	**(0.5%)**

[1] Results for twelve months ended December 31, 2022 have been recast to reflect the transfer of certain agencies between reportable segments.
[2] Comprised of IPG Mediabrands and Acxiom, and our digital and commerce specialist agencies, which include MRM, R/GA, and Huge.
[3] Comprised of McCann Worldgroup, IPG Health, MullenLowe Group, Foote, Cone & Belding ("FCB"), and our domestic integrated agencies.
[4] Comprised of Weber Shandwick, Golin, our sports, entertainment and experiential agencies, and IPG DXTRA Health.
($ in Millions)

Interpublic Group of Companies, Inc. — 20 IPG

Reconciliation of Adjusted Results[1]

	Three Months Ended December 31, 2023				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges (2)	Net Gain on Business Dispositions (3)	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges (4)	**$ 606.8**	**$ (20.9)**	**$ (0.8)**		**$ 628.5**
Total (Expenses) and Other Income (5)	17.1			$ 36.8	(19.7)
Income Before Income Taxes	**623.9**	**(20.9)**	**(0.8)**	**36.8**	**608.8**
Provision for Income Taxes	155.3	4.2	0.2	(7.4)	152.3
Effective Tax Rate	24.9 %				25.0 %
Equity in Net Income of Unconsolidated Affiliates	3.0				3.0
Net Income Attributable to Noncontrolling Interests	(8.4)				(8.4)
Net Income Available to IPG Common Stockholders	**$ 463.2**	**$ (16.7)**	**$ (0.6)**	**$ 29.4**	**$ 451.1**
Weighted-Average Number of Common Shares Outstanding - Basic	**381.4**				**381.4**
Dilutive effect of stock options and restricted shares	2.0				2.0
Weighted-Average Number of Common Shares Outstanding - Diluted	**383.4**				**383.4**
Earnings per Share Available to IPG Common Stockholders (6):					
Basic	$ 1.21	$ (0.04)	$ (0.00)	$ 0.08	$ 1.18
Diluted	$ 1.21	$ (0.04)	$ (0.00)	$ 0.08	$ 1.18

(1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
(2) Restructuring Charges of $0.8 in the fourth quarter of 2023 were comprised of adjustments to our restructuring actions taken in Q4 2022, as well as adjustments to the actions taken in 2020.
(3) Primarily relates to a net gain as a result of a completed disposition and the classification of certain assets as held for sale.
(4) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on slide 23.
(5) Consists of non-operating expenses including interest expense, net and other income (expense), net.
(6) Earnings per share amounts calculated on an unrounded basis.
($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 21
IPG

Reconciliation of Adjusted Results [1]

	Twelve Months Ended December 31, 2023				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [2]	Net Gain on Business Dispositions [3]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [4]	**$ 1,482.6**	**$ (84.0)**	**$ (0.1)**		**$ 1,566.7**
Total (Expenses) and Other Income [5]	(74.6)			$ 16.4	(91.0)
Income Before Income Taxes	**1,408.0**	**(84.0)**	**(0.1)**	**16.4**	**1,475.7**
Provision for Income Taxes	291.2	16.9	(0.1)	(3.4)	304.6
Effective Tax Rate	20.7 %				20.6 %
Equity in Net Income of Unconsolidated Affiliates	1.3				1.3
Net Income Attributable to Noncontrolling Interests	(19.7)				(19.7)
Net Income Available to IPG Common Stockholders	**$ 1,098.4**	**$ (67.1)**	**$ (0.2)**	**$ 13.0**	**$ 1,152.7**
Weighted-Average Number of Common Shares Outstanding - Basic	**384.1**				**384.1**
Dilutive effect of stock options and restricted shares	1.8				1.8
Weighted-Average Number of Common Shares Outstanding - Diluted	**385.9**				**385.9**
Earnings per Share Available to IPG Common Stockholders [6] [7]:					
Basic	$ 2.86	$ (0.17)	$ (0.00)	$ 0.03	$ 3.00
Diluted	$ 2.85	$ (0.17)	$ (0.00)	$ 0.03	$ 2.99

[1] The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
[2] Restructuring Charges of $0.1 in FY 2023 were comprised of adjustments to our restructuring actions taken in Q4 2022, as well as adjustments to the actions taken in 2020.
[3] Primarily relates to a net gain as a result of a completed disposition and the classification of certain assets as held for sale, as well as a loss related to the sale of an equity investment.
[4] Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on slide 23.
[5] Consists of non-operating expenses including interest expense, net and other income (expense), net.
[6] Earnings per share amounts calculated on an unrounded basis.
[7] Basic and diluted earnings per share, both As Reported and Adjusted Results (Non-GAAP), include a positive impact of $0.17 related to the settlement of U.S. Federal Income Tax Audits for the years 2017-2018.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 22 IPG

Reconciliation of Adjusted EBITA [1]

	Three Months Ended December 31, 2023	Three Months Ended December 31, 2022	Twelve Months Ended December 31, 2023	Twelve Months Ended December 31, 2022
Revenue Before Billable Expenses	**$ 2,586.2**	**$ 2,550.5**	**$ 9,400.6**	**$ 9,449.4**
Non-GAAP Reconciliation:				
Net Income Available to IPG Common Stockholders	**$ 463.2**	**$ 297.2**	**$ 1,098.4**	**$ 938.0**
Add Back:				
Provision for Income Taxes	155.3	109.2	291.2	318.4
Subtract:				
Total (Expenses) and Other Income	17.1	(31.8)	(74.6)	(112.3)
Equity in Net Income of Unconsolidated Affiliates	3.0	2.3	1.3	5.6
Net Income Attributable to Noncontrolling Interests	(8.4)	(8.7)	(19.7)	(18.1)
Operating Income	**$ 606.8**	**$ 444.6**	**$ 1,482.6**	**$ 1,381.2**
Add Back:				
Amortization of Acquired Intangibles	20.9	22.1	84.0	84.7
Adjusted EBITA	**$ 627.7**	**$ 466.7**	**$ 1,566.6**	**$ 1,465.9**
Adjusted EBITA Margin on Revenue Before Billable Expenses %	**24.3 %**	**18.3 %**	**16.7 %**	**15.5 %**
Restructuring Charges [2]	0.8	101.7	0.1	102.4
Adjusted EBITA before Restructuring Charges	**$ 628.5**	**$ 568.4**	**$ 1,566.7**	**$ 1,568.3**
Adjusted EBITA before Restructuring Charges Margin on Revenue Before Billable Expenses %	**24.3 %**	**22.3 %**	**16.7 %**	**16.6 %**

[1] The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

[2] Restructuring charges of $0.8 and $0.1 in the fourth quarter and year ended December 31, 2023, respectively, represent adjustments to our restructuring actions taken in Q4 2022, as well as adjustments to the actions taken in 2020. Restructuring charges of $101.7 and $102.4 in the fourth quarter and year ended December 31, 2022, respectively, were related to real estate exits and lease terminations, as well as adjustments to our restructuring actions taken in 2020. The Company took these actions to further optimize the real estate footprint supporting our office-home hybrid service model in a post-pandemic economy.

($ in Millions)

Interpublic Group of Companies, Inc. — 23

Adjusted EBITA before Restructuring Charges by Segment [1]

	Media, Data & Engagement Solutions [2]		Integrated Advertising & Creativity Led Solutions [3]		Specialized Communications & Experiential Solutions [4]		Corporate and Other [5]		IPG Consolidated [1]	
	Three Months Ended December 31,		Three Months Ended December 31,		Three Months Ended December 31,		Three Months Ended December 31,		Three Months Ended December 31,	
	2023	2022 [6]	2023	2022 [6]	2023	2022 [6]	2023	2022 [6]	2023	2022 [6]
Revenue Before Billable Expenses	**$ 1,255.8**	**$ 1,233.7**	**$ 960.6**	**$ 960.5**	**$ 369.8**	**$ 356.3**			**$ 2,586.2**	**$ 2,550.5**
Segment/Adjusted EBITA	$ 402.0	$ 293.5	$ 179.8	$ 150.6	$ 71.0	$ 55.2	$ (25.1)	$ (32.6)	$ 627.7	$ 466.7
Restructuring Charges [7]	0.0	69.2	0.4	22.6	0.4	9.2	0.0	0.7	0.8	101.7
Segment/Adjusted EBITA before Restructuring Charges	**$ 402.0**	**$ 362.7**	**$ 180.2**	**$ 173.2**	**$ 71.4**	**$ 64.4**	**$ (25.1)**	**$ (31.9)**	**$ 628.5**	**$ 568.4**
Margin (%) of Revenue Before Billable Expenses	*32.0 %*	*29.4 %*	*18.8 %*	*18.0 %*	*19.3 %*	*18.1 %*			*24.3 %*	*22.3 %*

(1) Adjusted EBITA before restructuring charges is calculated as net income available to IPG common stockholders before provision for incomes taxes, total (expenses) and other income, equity in net income of unconsolidated affiliates, net income attributable to non-controlling interests, amortization of acquired intangibles and restructuring charges.
(2) Comprised of IPG Mediabrands and Acxiom, as well as our digital and commerce specialist agencies, which include MRM, R/GA, and Huge.
(3) Comprised of McCann Worldgroup, IPG Health, MullenLowe Group, Foote, Cone & Belding ("FCB"), and our domestic integrated agencies.
(4) Comprised of Weber Shandwick, Golin, our sports, entertainment and experiential agencies, and IPG DXTRA Health.
(5) Corporate and Other is primarily comprised of selling, general and administrative expenses including corporate office expenses as well as shared service center and certain other centrally managed expenses that are not fully allocated to operating divisions.
(6) Results for the three months ended December 31, 2022 have been recast to reflect the transfer of certain agencies between reportable segments.
(7) Restructuring charges of $0.8 in the fourth quarter of 2023 represent adjustments to our restructuring actions taken in Q4 2022, as well as adjustments to the actions taken in 2020. Restructuring charges of $101.7 in the fourth quarter of 2022 were comprised of adjustments of $3.1 to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business and $98.6 related to new real estate exits and lease terminations to further optimize the real estate footprint supporting our office-home hybrid service model in a post pandemic economy. All included opportunities for further efficiencies as a result of the current working environment were identified and completed during the fourth quarter of 2022.

($ in Millions)

Interpublic Group of Companies, Inc. — 24

Adjusted EBITA before Restructuring Charges by Segment [1]

	Media, Data & Engagement Solutions [2]		Integrated Advertising & Creativity Led Solutions [3]		Specialized Communications & Experiential Solutions [4]		Corporate and Other [5]		IPG Consolidated [1]	
	Twelve Months Ended December 31,		Twelve Months Ended December 31,		Twelve Months Ended December 31,		Twelve Months Ended December 31,		Twelve Months Ended December 31,	
	2023	2022 [6]	2023	2022 [6]	2023	2022 [6]	2023	2022 [6]	2023	2022 [6]
Revenue Before Billable Expenses	**$ 4,326.5**	**$ 4,296.9**	**$ 3,633.2**	**$ 3,766.3**	**$ 1,440.9**	**$ 1,386.2**			**$ 9,400.6**	**$ 9,449.4**
Segment/Adjusted EBITA	$ 832.4	$ 744.5	$ 541.3	$ 581.4	$ 265.2	$ 234.5	$ (72.3)	$ (94.5)	$ 1,566.6	$ 1,465.9
Restructuring Charges [7]	(1.3)	69.1	0.2	28.7	1.1	3.8	0.1	0.8	0.1	102.4
Segment/Adjusted EBITA before Restructuring Charges	**$ 831.1**	**$ 813.6**	**$ 541.5**	**$ 610.1**	**$ 266.3**	**$ 238.3**	**$ (72.2)**	**$ (93.7)**	**$ 1,566.7**	**$ 1,568.3**
Margin (%) of Revenue Before Billable Expenses	*19.2 %*	*18.9 %*	*14.9 %*	*16.2 %*	*18.5 %*	*17.2 %*			*16.7 %*	*16.6 %*

[1] Adjusted EBITA before restructuring charges is calculated as net income available to IPG common stockholders before provision for incomes taxes, total (expenses) and other income, equity in net income of unconsolidated affiliates, net income attributable to non-controlling interests, amortization of acquired intangibles and restructuring charges.
[2] Comprised of IPG Mediabrands and Acxiom, as well as our digital and commerce specialist agencies, which include MRM, R/GA, and Huge.
[3] Comprised of McCann Worldgroup, IPG Health, MullenLowe Group, Foote, Cone & Belding ("FCB"), and our domestic integrated agencies.
[4] Comprised of Weber Shandwick, Golin, our sports, entertainment and experiential agencies, and IPG DXTRA Health.
[5] Corporate and Other is primarily comprised of selling, general and administrative expenses including corporate office expenses as well as shared service center and certain other centrally managed expenses that are not fully allocated to operating divisions.
[6] Results for the twelve months ended December 31, 2022 have been recast to reflect the transfer of certain agencies between reportable segments.
[7] Restructuring charges of $0.1 in the FY 2023 represent adjustments to our restructuring actions taken in Q4 2022, as well as adjustments to the actions taken in 2020. Restructuring charges of $102.4 in FY 2022 were comprised of adjustments of $3.8 to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business and $98.6 related to new real estate exits and lease terminations to further optimize the real estate footprint supporting our office-home hybrid service model in a post pandemic economy. All included opportunities for further efficiencies as a result of the current working environment were identified and completed during the fourth quarter of 2022.

($ in Millions)

Interpublic Group of Companies, Inc. — 25 IPG

Reconciliation of Adjusted Results [1]

	Three Months Ended December 31, 2022				
	As Reported	**Amortization of Acquired Intangibles**	**Restructuring Charges [2]**	**Net Losses on Business Dispositions [3]**	**Adjusted Results (Non-GAAP)**
Operating Income and Adjusted EBITA before Restructuring Charges [4]	**$ 444.6**	**$ (22.1)**	**$ (101.7)**		**$ 568.4**
Total (Expenses) and Other Income [5]	(31.8)			$ (8.3)	(23.5)
Income Before Income Taxes	**412.8**	**(22.1)**	**(101.7)**	**(8.3)**	**544.9**
Provision for Income Taxes	109.2	4.6	26.0	0.0	139.8
Effective Tax Rate	26.5 %				25.7 %
Equity in Net Income of Unconsolidated Affiliates	2.3				2.3
Net Income Attributable to Noncontrolling Interests	(8.7)				(8.7)
Net Income Available to IPG Common Stockholders	**$ 297.2**	**$ (17.5)**	**$ (75.7)**	**$ (8.3)**	**$ 398.7**
Weighted-Average Number of Common Shares Outstanding - Basic	**387.9**				**387.9**
Dilutive effect of stock options and restricted shares	4.2				4.2
Weighted-Average Number of Common Shares Outstanding - Diluted	**392.1**				**392.1**
Earnings per Share Available to IPG Common Stockholders [6][7]:					
Basic	$ 0.77	$ (0.05)	$ (0.20)	$ (0.02)	$ 1.03
Diluted	$ 0.76	$ (0.04)	$ (0.19)	$ (0.02)	$ 1.02

(1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
(2) Restructuring Charges of $101.7 in the fourth quarter of 2022 were comprised of adjustments of $3.1 to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business and $98.6 related to new real estate exits and lease terminations to further optimize the real estate footprint supporting our office home hybrid service model in a post pandemic economy.
(3) Primarily relates to losses on complete dispositions of businesses and the classification of certain assets as held for sale, as well as a non cash loss related to the remeasurement of an equity method investment in which we acquired a controlling interest.
(4) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on slide 23.
(5) Consists of non-operating expenses including interest expense, net and other expense, net.
(6) Earnings per share amounts calculated on an unrounded basis.
(7) Earnings per share basic and diluted per share, both as reported and adjusted results (Non-GAAP), include a negative impact of $0.02 related to the net set-up of income tax valuation allowances.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 26 IPG

Reconciliation of Adjusted Results[1]

	Twelve Months Ended December 31, 2022				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [2]	Net Losses on Business Dispositions [3]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [4]	**$ 1,381.2**	**$ (84.7)**	**$ (102.4)**		**$ 1,568.3**
Total (Expenses) and Other Income [5]	(112.3)			$ (3.8)	(108.5)
Income Before Income Taxes	**1,268.9**	**(84.7)**	**(102.4)**	**(3.8)**	**1,459.8**
Provision for Income Taxes	318.4	17.3	25.8	0.1	361.6
Effective Tax Rate	25.1 %				24.8 %
Equity in Net Income of Unconsolidated Affiliates	5.6				5.6
Net Income Attributable to Noncontrolling Interests	(18.1)				(18.1)
Net Income Available to IPG Common Stockholders	**$ 938.0**	**$ (67.4)**	**$ (76.6)**	**$ (3.7)**	**$ 1,085.7**
Weighted-Average Number of Common Shares Outstanding - Basic	**391.5**				**391.5**
Dilutive effect of stock options and restricted shares	3.6				3.6
Weighted-Average Number of Common Shares Outstanding - Diluted	**395.1**				**395.1**
Earnings per Share Available to IPG Common Stockholders [6][7]:					
Basic	$ 2.40	$ (0.17)	$ (0.20)	$ (0.01)	$ 2.77
Diluted	$ 2.37	$ (0.17)	$ (0.19)	$ (0.01)	$ 2.75

(1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
(2) Restructuring Charges of $102.4 in FY 2022 were comprised of adjustments of $3.8 to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business and $98.6 related to new real estate exits and lease terminations to further optimize the real estate footprint supporting our office home hybrid service model in a post pandemic economy.
(3) Includes a cash gain related to the sale of an equity investment, offset by losses on complete dispositions of businesses and the classification of certain assets as held for sale, a non cash loss related to the deconsolidation of a previously consolidated subsidiary in which we maintain an equity interest, and a non cash loss related to the remeasurement of an equity method investment in which we acquired a controlling interest.
(4) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on slide 23.
(5) Consists of non-operating expenses including interest expense, net and other expense, net.
(6) Earnings per share amounts calculated on an unrounded basis.
(7) Earnings per share basic and diluted per share, both as reported and adjusted results (Non-GAAP), include a negative impact of $0.02 related to the net set-up of income tax valuation allowances.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. 27 IPG

28Interpublic Group of Companies, Inc. (Amounts in Millions) Total Shares: Basic and Eligible for Dilution Dilutive SharesBasic Shares (1) Includes basic common shares outstanding, restricted shares, in-the-money stock options and convertible debt and preferred stock eligible for dilution. (2) Equals weighted-average shares outstanding as defined above for the twelve months ending December 31st for the periods presented. Weighted-Average (2) (1)

29Interpublic Group of Companies, Inc. ($ in Millions) Acquisition Payment Obligations (1) Amounts represent payments related to our previous acquisitions based on current estimates of financial performance and are subject to change. Amounts include deferred payments, payments we may be required to make in connection with our redeemable noncontrolling interests and call options with affiliates. With respect to redeemable noncontrolling interests and call options with affiliates, the estimated payment amounts are shown as an obligation in the earliest year in which they are exercisable and payable, though some are eligible for exercise in multiple years and can also be paid over multiple years. (2) Payments include approximately $3 recorded within operating activities in our statements of cash flows. (2) PotentialActual (1)

30Interpublic Group of Companies, Inc. Metrics Update

31Interpublic Group of Companies, Inc. Metrics Update CATEGORY: Revenue Before Billable Expenses SALARIES & RELATED OFFICE & OTHER DIRECT REAL ESTATE FINANCIAL (% of Revenue Before Billable Expenses) (% of Revenue Before Billable Expenses) METRIC: By Client Sector Twelve Months Ended Twelve Months Ended Total Square Feet Available Liquidity Base, Benefits & Tax Occupancy Expense Credit Facilities Covenant Incentive Expense All Other Office and Other Direct Expenses Severance Expense Temporary Help

32Interpublic Group of Companies, Inc. Revenue Before Billable Expenses By Client Sector Top 500 Clients for the Twelve Months Ended December 31 Approximately 85% of Consolidated Revenue Before Billable Expenses (1) 2023 2022 Health Care 29% Tech & Telecom 12% Auto & Transportation 9% Food & Beverage 8% Consumer Goods 8% Financial Services 14% Retail 10% Other 10% Health Care 28% Tech & Telecom 15% Auto & Transportation 8% Food & Beverage 8% Consumer Goods 8% Financial Services 13% Retail 10% Other 10%

33Interpublic Group of Companies, Inc. Salaries & Related Expenses % of Revenue Before Billable Expenses Twelve Months Ended December 31

34Interpublic Group of Companies, Inc. Salaries & Related Expenses (% of Revenue Before Billable Expenses) “All Other Salaries & Related,” not shown, was 0.9% and 1.1% for the three months ended December 31, 2023 and 2022, respectively, and 1.0% and 1.1% for the twelve months ended December 31, 2023 and 2022, respectively. Three and Twelve Months Ended December 31 2023 2022

35Interpublic Group of Companies, Inc. Office & Other Direct Expenses % of Revenue Before Billable Expenses Twelve Months Ended December 31

36Interpublic Group of Companies, Inc. Office & Other Direct Expenses (% of Revenue Before Billable Expenses) “All Other” primarily includes client service costs, non-pass through production expenses, travel and entertainment, professional fees, spending to support new business activity, telecommunications, office supplies, bad debt expense, adjustments to contingent acquisition obligations, foreign currency losses (gains) and other expenses. Three and Twelve Months Ended December 31 2023 2022

37Interpublic Group of Companies, Inc. (Amounts in Millions) Real Estate Total Square Feet as of December 31 Sublease/VacantOccupied (1) Increase primarily due to the inclusion of Acxiom real estate. (2) Decrease primarily due to real estate restructuring actions taken as part of the 2020 Restructuring Plan. (3) Decrease primarily due to new real estate exits and lease terminations to further optimize our real estate footprint as a result of a shift in our home-office hybrid service model in a post-pandemic economy. (1) (2) (3)

38Interpublic Group of Companies, Inc. ($ in Millions) Available Liquidity Cash, Cash Equivalents + Available Committed Credit Facilities Available Committed Credit FacilityCash and Cash Equivalents

39Interpublic Group of Companies, Inc. Covenants Four Quarters Ended December 31, 2023 Leverage Ratio (not greater than) (1) 3.50x Actual Leverage Ratio 1.79x CREDIT AGREEMENT EBITDA RECONCILIATION: Four Quarters Ended December 31, 2023 Net Income Available to IPG Common Stockholders $ 1,098.4 + Non-Operating Adjustments 384.2 Operating Income $ 1,482.6 + Depreciation and Amortization 311.8 + Other Non-cash Charges Reducing Operating Income (1.2) Credit Agreement EBITDA (1): $ 1,793.2 ($ in Millions) Credit Facility Covenant (1) The leverage ratio is defined as debt as of the last day of such fiscal quarter to EBITDA (as defined in the Credit Agreement) for the four quarters then ended. Management utilizes Credit Agreement EBITDA, which is a non-GAAP financial measure, as well as the amounts shown in the table above, calculated as required by the Credit Agreement, in order to assess our compliance with such covenants. (2) Includes adjustments of the following items from our consolidated statement of operations: provision for income taxes, total (expenses) and other income, equity in net income of unconsolidated affiliates, and net income attributable to non-controlling interests. (2)

40Interpublic Group of Companies, Inc. This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements regarding guidance, goals, intentions, and expectations as to future plans, trends, events, or future results of operations or financial position, constitute forward-looking statements. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results and outcomes to differ materially from those reflected in the forward-looking statements, and are subject to change based on a number of factors, including those outlined under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K, and our other filings with the Securities and Exchange Commission ("SEC"). Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ▪ the effects of a challenging economy on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ▪ our ability to attract new clients and retain existing clients; ▪ our ability to retain and attract key employees; ▪ risks associated with the effects of global, national and regional economic conditions, including counterparty risks and fluctuations in interest rates, inflation rates and currency exchange rates; ▪ the economic or business impact of military or political conflict in key markets; ▪ the impacts on our business of any pandemics, epidemics, disease outbreaks or other public health crises; ▪ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a challenging economy; ▪ potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments; ▪ developments from changes in the regulatory and legal environment for advertising and marketing services companies around the world, including laws and regulations related to data protection and consumer privacy; and ▪ the impact on our operations of general or directed cybersecurity events. Investors should carefully consider the foregoing factors and the other risks and uncertainties that may affect our business, including those outlined under Item 1A, Risk Factors, in our most recent annual report on Form 10-K, and our quarterly reports on Form 10-Q. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to update or revise publicly any of them in light of new information, future events, or otherwise. Cautionary Statement